November 15, 1995
                   THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS_
                        DREYFUS/LAUREL CALIFORNIA TAX-FREE
                                    MONEY FUND
                      DREYFUS/LAUREL MASSACHUSETTS TAX-FREE
                                     MONEY FUND
                      DREYFUS/LAUREL NEW YORK TAX-FREE
                                     MONEY FUND
                             SUPPLEMENT TO PROSPECTUS
                               DATED OCTOBER 31, 1995
        THE FOLLOWING INFORMATION SUPPLEMENTS, SHOULD BE READ IN CONJUNCTION
WITH AND SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE FUNDS' PROSPECTUS AND SPECIFICALLY IN THE SECTION ENTITLED "DESCRIPTION OF THE FUNDS _ RECENT DEVELOPMENTS."
        At a Meeting of Shareholders of Dreyfus/Laurel California Tax-Free Money Fund (the "Fund") held on November 15, 1995, the Fund's shareholders approved the new Investment Management Agreement between The Dreyfus/Laurel Tax-Free Municipal Funds, on behalf of the Fund, and The Dreyfus Corporation, to become effective together with certain other changes to the Fund on November 20, 1995, as more fully described on pages 10 and 11 of the Fund's Prospectus.
        The Meeting of Shareholders of Dreyfus/Laurel New York Tax-Free Money Fund scheduled for November 15, 1995 to consider a similar investment management agreement, as more fully described on pages 10 and 11 of the Prospectus, has been adjourned to December 6, 1995.
                          LSTTFMs111595